UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 7, 2006

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2006, American Vanguard Corporation (the “Company”) entered into a Placement Agency Agreement with Stonegate Securities, Inc. (“Stonegate”) by which Stonegate agreed, subject to the terms and conditions thereof, to serve as non-exclusive placement agent through March 1, 2006 (unless earlier terminated) in connection with the private placement of 875,000 shares of the Company’s common stock for a fee equal to the lesser of either (i) four percent of the gross proceeds from the sale of securities sold in the placement or (ii) $600,000. A copy of the subject agreement is filed herewith.

On February 7, 2006, the Company entered into a Placement Agency Agreement with Goldsmith & Harris (“G&H”) by which G&H agreed, subject to the terms and conditions thereof, to serve as non-exclusive placement through March 1, 2006 (unless earlier terminated) in connection with the Company’s private placement of 165,000 shares of the Company’s common stock for a fee equal to $118,500. A copy of the subject agreement is filed herewith.

On February 8, 2006, the Company entered into Stock Purchase Agreements with several institutional investors for the purchase and sale of, in the aggregate, 1,040,000 shares of the Company’s common stock for a purchase price of $22.50 per share in connection with a private placement of such shares. The shares were registered under the Company’s Registration Statement on Form S-3 (No. 333-122981) which was filed with the Securities Exchange Commission on February 25, 2005. A copy of the form of the Stock Purchase Agreement is filed herewith. Further, the subject placement is described further in Item 8.01 below and in the press release dated February 9, 2006 which is filed herewith.

Item 8.01	Other Events

On February 9, 2006, American Vanguard Corporation announced the completion of a $23.4 million private equity placement consisting of 1,040,000 shares of its common stock at $22.50 per share with several institutional investors. A copy of the subject press release is filed herewith.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Placement Agency Agreement dated February 7, 2006 between American Vanguard Corporation and Stonegate Securities, Inc.

Exhibit 99.2	Placement Agency Agreement dated February 7, 2006 between American Vanguard Corporation and Goldsmith & Harris.

Exhibit 99.3	Form of Stock Purchase Agreement dated as of February 8, 2006 between American Vanguard Corporation and various institutional investors.

Exhibit 99.4	Press release of American Vanguard Corporation dated February 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: February 13, 2006	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Placement Agency Agreement dated February 7, 2006 between American Vanguard Corporation and Stonegate Securities, Inc.

Exhibit 99.2	Placement Agency Agreement dated February 7, 2006 between American Vanguard Corporation and Goldsmith & Harris.

Exhibit 99.3	Form of Stock Purchase Agreement dated as of February 8, 2006 between American Vanguard Corporation and various institutional investors.

Exhibit 99.4	Press release of American Vanguard Corporation dated February 9, 2006.